                                                                     Exhibit 24

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                 (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 23, 2015

/s/ Marcia D. Alazraki
--------------------------
Marcia D. Alazraki
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                 (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Matthew E. Winter and Mario Imbarrato and each of them (with full power to each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime
Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 23, 2015

/s/ Angela K. Fontana
--------------------------
Angela K. Fontana
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                 (REGISTRANT)

The undersigned director and Chief Financial Officer of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 23, 2015

/s/ Mario Imbarrato
------------------------------------
Mario Imbarrato
Director and Chief Financial Officer

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                 (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 26, 2015

/s/ Wilford J. Kavanaugh
--------------------------
Wilford J. Kavanaugh
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                 (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 23, 2015

/s/ Harry R. Miller
--------------------------
Harry R. Miller
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                 (REGISTRANT)

The undersigned director and Controller of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 24, 2015

/s/ Samuel H. Pilch
--------------------------
Samuel H. Pilch
Director and Controller

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                 (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 23, 2015

/s/ John R. Raben
--------------------------
John R. Raben
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                 (REGISTRANT)

The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Matthew E. Winter and each of them (with full power to each of them to act alone), as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statement of Allstate Life Insurance Company of New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 25, 2015

/s/ Phyllis H. Slater
--------------------------
Phyllis H. Slater
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                 (REGISTRANT)

The undersigned director and Chief Executive Officer of Allstate Life Insurance Company of New York constitutes and appoints Angela K. Fontana and Mario Imbarrato and each of them (with full power to each of them to act alone), as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign Form S-1 registration statement of Allstate Life Insurance Company of
New York, as registrant, pertaining to AIM Lifetime Plus Variable Annuity; AIM Lifetime Plus II Variable Annuity; Allstate Provider Variable Annuity; Custom Portfolio Variable Annuity; and SelectDirections Variable Annuity, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 24, 2015

/s/ Matthew E. Winter
------------------------------------
Matthew E. Winter
Director and Chief Executive Officer